SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[ ]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                             ENTRADA SOFTWARE, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
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    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                             [ENTRADA SOFTWARE LOGO]

                  NOTICE OF ANNUAL MEETING OF THE STOCKHOLDERS
                            TO BE HELD JUNE 14, 2002

May 10, 2002

Dear Stockholder:

     Our Annual Meeting of Stockholders will be held on June 14, 2002 at 10:00 a.m. local time at our corporate headquarters at 7825 East Gelding Drive, Scottsdale, Arizona.

     The purpose of the meeting is to elect directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified, a vote on a proposal to increase the number of authorized shares of preferred stock of the company and a proposal to increase the number of shares available for our Employee Stock Option Plan. The board of directors recommends that you vote in favor of the election of the nominated directors and for the proposals. The accompanying Proxy Statement describes the election and proposals in greater detail.

     Directors and officers will be available before and after the meeting to speak with you. There will be an opportunity during the meeting for your questions regarding Entrada's affairs, and for discussion of the business to be considered at the meeting as explained in the enclosed Proxy Statement.


Bruce D. Williams
Chief Executive Officer

                             ENTRADA SOFTWARE, INC.
                             7825 EAST GELDING DRIVE
                            SCOTTSDALE, ARIZONA 85260

                       ANNUAL MEETING OF THE STOCKHOLDERS
                                 PROXY STATEMENT

MEETING DATE             Friday, June 14, 2002 at 10:00 a.m., at our corporate
                         headquarters at 7825 East Gelding Drive, Scottsdale,
                         Arizona

AGENDA Elect 2 directors, and consider proposals to increase the number of authorized preferred shares from 5 million to 20 million, and increase the shares reserved for issuance upon exercise of stock options from 2.1 million to 5 million.

PROXIES SOLICITED BY     The Board of Directors

FIRST MAILING DATE       May 10, 2002

RECORD DATE              April 29, 2002. On the Record Date, there were
                         8,831,155 shares entitled to vote at the Meeting, consisting of 7,381,676 shares of common stock, each entitled to one vote, 250,000 shares of Series A
                         Preferred Stock, entitled to a total of 264,550 votes and 684,979 shares of Series B Preferred Stock, each entitled to one vote.

VOTING If you were a holder of common or preferred stock on the record date, you may vote at the Meeting. Each share of common stock is entitled to one vote, each share of Series A Preferred Stock is entitled to 1.06 votes and each share of Series B Preferred Stock is entitled to one vote at the meeting. You can vote in person at the Meeting, or you can vote by proxy.

PROXIES We will vote signed proxies "FOR" the nominees for director and the proposals unless you vote differently on the Proxy Card. The proxy holders will use their discretion on any other matters submitted to a vote of the stockholders.

REVOKING YOUR PROXY      You may revoke your proxy by delivering a written and
                         signed revocation letter to Terry J. Gustafson, Secretary, at the Scottsdale address shown above.

VOTING PROCEDURES        Directors must receive a plurality of the shares
                         present and voting in person or by proxy, in order to be elected. A plurality means receiving the largest number of votes, regardless of whether that is a majority. You may not cumulate votes. The proposals must receive a majority of the shares present and voting in person or by proxy to be passed.

OTHER BUSINESS           The Board of Directors knows of no other matters to be
                         brought before the Meeting. If other business is properly brought before the Meeting, the persons appointed in the enclosed proxy will vote using their discretion.

A brief description of the items being submitted and the recommendation of the Board of Directors with respect to the items are as follows:

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                                   PROPOSAL 1
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                             TO ELECT THE DIRECTORS

The two nominees for election to the Board of Directors are Bruce D. Williams and Terry L. Simpson. If elected, each will serve until the next annual meeting of shareholders or until their successors are elected and qualified.

BOARD INFORMATION

The Company's Board of Directors currently consists of Bruce D. Williams and Terry L. Simpson. Mr. Williams and Mr. Simpson have been nominated for an additional term.

NAME                    AGE      POSITION
----                    ---      --------
Bruce D. Williams        46      Director, Chief Executive Officer and President
Terry L. Simpson         50      Chairman of the Board of Directors and Chief
                                 Technical Officer

BRUCE D. WILLIAMS, DIRECTOR CHIEF EXECUTIVE OFFICER AND PRESIDENT, Mr. Williams, Entrada co-founder, has a diverse background of over 24 years experience. He establishes the mission and sets the strategies for the company. Previously, Mr. Williams was co-founder and president of CIMsoft, Inc., the predecessor company to Entrada. His software experience includes five years with Sybase, Inc, of Emeryville, CA, where he held several corporate positions, including Strategic Business Development for the Mobile and Embedded Computing Division. He was also the Pacific Director of Professional Services, and previously co-developed the Sybase Global Architecture Practice. Prior to Sybase, Mr. Williams was Director of Software Engineering for Ball Aerospace Systems of Boulder, CO. He began his career as an Aerospace Physicist and developed software and operations for the Hubble Space Telescope. Mr. Williams has a MS in Engineering Management and Computer Science from the University of Colorado at Boulder and BS in Physics and Astrophysics from Colorado.

TERRY L. SIMPSON, CHAIRMAN AND CHIEF TECHNICAL OFFICER. Mr. Simpson, Entrada co-founder, is the inventor of Kinnosa technologies, bringing over 27 years of professional experience in manufacturing and product information systems in both the United States and Europe. Mr. Simpson is skilled in modern application systems architectures and technologies. His emphasis for the past 16 years has been the development and management of complex software solutions for manufacturing and engineering applications. Prior to Entrada, he co-founded CIMsoft, Inc. with Mr. Williams. Previously, he was the founder and president of MicroTek International, a Midwest solutions provider, specializing in manufacturing systems. Mr. Simpson holds a bachelor of science degree in engineering from West Virginia University.

DIRECTOR COMPENSATION

Directors are not currently compensated for their services on the Board of Directors.

BOARD MEETINGS

The Board of Directors held two regular meetings and three special meetings in 2001. Each director attended all meetings.

ADDITIONAL BOARD MEMBERS

The Company has identified several well-qualified and willing potential Board members who now serve on the Company's advisory board. These prospective members are not employees of the Company, and each has indicated that the Company must have adequate Directors' and Officers' Liability insurance in place before they would stand for election to the Board. Because the cost of such insurance has been prohibitive in the past, the Company has not acquired this insurance, but hopes that in 2002 it can put such insurance in place and fill up to three vacant Board seats.

BOARD COMMITTEES

The Board has authorized Audit and Compensation Committees, but has no appointed members of the Audit Committee, and Bruce D. Williams as the only member of the Compensation Committee. Though these committees have not functioned separately from the Board, and held no separate meetings in 2001, the Board as a whole has performed the functions and duties of these committees. The Board of Directors is expected to fill vacant Board seats and appoint additional members to these committees in 2002. The Board has defined the roles of these committees as follows:

     THE AUDIT COMMITTEE recommends to the Board appointment of our independent auditors, and reviews audit reports, accounting policies, financial statements, corporate compliance programs, internal controls, audit fees, and certain officer expenses.

     THE COMPENSATION COMMITTEE reviews and recommends to the Board the compensation and benefits of all executive officers of the Company and reviews general policy relating to compensation and benefits of employees of the Company. The Compensation Committee also administers the issuance of stock options and other awards under the Company's stock plan.

INDEPENDENT AUDITORS

For the year ended December 31, 2001 the Company engaged Epstein, Weber & Conover, PLC to audit its financial statements. This same audit firm, operating under other names, has been the Company's auditor since inception. The Company paid this firm a total of $4,000 in accounting and audit fees for the year 2001, and did not engage this firm for any other services. The Board of Directors and the Audit Committee have not yet selected independent auditors for the current year, and, therefore, no recommendation is made to the stockholders at this time. A representative of our audit firm will not be present at the annual meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT BRUCE D. WILLIAMS AND TERRY L. SIMPSON BE ELECTED AS DIRECTORS OF THE COMPANY.

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                                   PROPOSAL 2
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          TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE
                    THE NUMBER OF AUTHORIZED PREFERRED SHARES

GENERAL

The Company is asking shareholders to approve an amendment to its Articles of Incorporation to increase the number of authorized shares of preferred stock from 5 million to 20 million. The Board of Directors has approved the amendment and has directed that the amendment be submitted as a proposal for shareholder approval at the annual meeting.

PREFERRED STOCK INFORMATION

At its inception in 1999, the Company authorized 70 million shares of common stock and 5 million shares of preferred stock. The preferred stock is considered "serial" stock since the Board of Directors may fix any series or class of preferred stock, determine the number of shares in each class or series and prescribe the powers, designations, preferences, limitations, restrictions and relative rights of any class or series established. The Company has used two series of preferred as the stock sold to outside investors in several rounds of equity financing, and currently has almost 900,000 preferred shares outstanding. In order to provide sufficient authorized preferred shares to complete potential financing transactions in the future, the Company believes that it has insufficient preferred shares authorized, and an increase to 20 million authorized preferred shares is necessary. If a prospective investor offered to purchase shares in an amount that exceeds the Company's currently authorized number of preferred shares, the Company would have to decline a portion or all of the proposed investment.

Increasing the number of authorized preferred shares will have no immediate dilutive or other effect on current stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THIS PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED PREFERRED SHARES BE APPROVED.

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                                   PROPOSAL 3
--------------------------------------------------------------------------------

   TO AMEND THE ENTRADA SOFTWARE, INC. 1999 EQUITY INCENTIVE PLAN TO INCREASE
           THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE

GENERAL

The Company is asking shareholders to approve an amendment to its Entrada Software, Inc. 1999 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance upon exercise of stock options and other grants under the Plan from 2.1 million to 5 million. The Board of Directors has approved the amendment and has directed that the amendment be submitted as a proposal for shareholder approval at the annual meeting. The Plan was originally adopted in 1999, and as of the date of this Proxy Statement options to purchase 1,195,626 shares are outstanding under the Plan.

AMENDMENT TO THE PLAN

The Board of Directors reviewed the options remaining under the Plan and approved an amendment to increase the number of shares reserved for issuance from 2.1 million to 5 million. The Board believes that this increase is necessary to give the Company the ability to grant additional options to new and existing employees. The Plan is designed to attract and retain persons of outstanding ability and potential. The grant of options by the Company is a key component in the compensation package the Company is able to offer prospective and existing employees. By encouraging, motivating and enabling employees to acquire stock ownership, the Company provides a strong incentive for employees to contribute to the success of the Company. The Company's operating plan for 2002 requires the addition of up to 30 employees, many of whom may be granted options at the date of employment in amounts dependent on the position and compensation levels applicable to each new employee. The Board does not believe that the currently available option pool will be sufficient to attract this number of employees, while at the same time rewarding existing employees who have made substantial contributions to the Company's success at salary levels generally below industry standards.

SUMMARY OF THE PLAN

The following summary of the Plan is not intended to be complete, and is subject to and qualified in its entirety by reference to the text of the Plan.

PURPOSE

The purpose of this Plan is to promote the interests of the Company and to motivate, attract, and retain the services of persons upon whose judgment, efforts, and contributions the success of the Company's business depends. The plan is further intended to align the personal interests of such persons with the interests of the shareholders of the Company through equity participation in the Company's growth and success.

EFFECTIVE DATE AND TERM

The Plan was approved by the Board of Directors and stockholders of the Company July 23, 1999. This Plan shall terminate on the tenth anniversary of its adoption.

SHARES SUBJECT TO THE PLAN

The aggregate number of shares of Stock reserved and available for Awards shall initially be two million one hundred thousand shares of Stock. To the extent that an Award terminates, expires or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan provided the Participant has not received any benefits of ownership of the Shares subject to the terminated expired or lapsed Award, in each case to the full extent available pursuant to the applicable rules and interpretations of the Exchange Act and Code. Any shares of Stock tendered to or withheld by the Company in connection with payment for Stock purchased pursuant to the Plan or withholding taxes thereon shall be added back to the aggregate number of shares reserved and available for Awards under the Plan in each case to the fullest extent permitted under the applicable rules and interpretations of the Exchange Act and Code. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock, or Stock purchased on the open market subject to applicable rules and interpretation of the Exchange Act.

ELIGIBILITY

Awards may be granted only to an individual who is an employee (including an employee who also is a director or officer), officer, director, consultant, independent contractor, or adviser of the Company or a Subsidiary, as determined by the Board.

ADMINISTRATION

The Plan shall be administered by the Board or a Committee appointed by the Board to administer the Plan at any time or from time to time. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), appoint new members in substitution therefor, and fill vacancies however caused.

NATURE OF OPTIONS

The Board is authorized to grant Options to Participants and determine exercise price, payment terms and conditions of exercise. Incentive Stock Options may only be granted to employees (including officers and directors who are also employees). The exercise price per share must be at least the Fair Market Value as of the date of the grant, and the options are exercisable for ten years from the date of grant. The aggregate Fair Market Value of all shares of Stock with respect to which Incentive Stock Options are first exercisable by any one Participant in any calendar year may not exceed $100,000. An Incentive Stock Option granted to a Ten Percent Owner must have an exercise price per share of Stock not be less than 110% of the Fair Market Value, and the options expire five years from the date of grant.

RESTRICTED STOCK AWARDS

The Board is authorized to make Awards of Restricted Stock to Participants either in the form of a grant of Stock or an offer to sell Stock to a Participant, in such amounts and subject to such terms, conditions and restrictions as may be selected by the Board.

AMENDMENTS TO THE PLAN

With the approval of the Board, at any time and from time to time, the Board may terminate, amend, or modify the Plan. An amendment or modification of the Plan shall be subject to the approval of the shareholders of the Company only to the extent required by applicable laws, regulations and rules.

OTHER PROVISIONS

The Board may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award, based on the terms and conditions the Board determines and communicates to the Participant at the time the offer is made.

No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided below, no Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a "domestic relations order" as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

No Participant or employee shall have any claim to be granted any Award under the Plan, and neither the Company nor the Board is obligated to treat Participants and employees uniformly.

No Award gives the Participant any of the rights of a shareholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the "at will" nature of any Participant's employment or other relationship with the Company or any Subsidiary, nor confer upon any Participant any right to continue in the employment or any other relationship of the Company or any Subsidiary, and the Company and each Subsidiary reserve the right to terminate any Participant's employment or other relationship at any time.

THE BOARD OF DIRECTORS RECOMMENDS THAT THIS PROPOSAL TO INCREASE THE NUMBER OF SHARES RESERVED FOR THE ISSUANCE OF STOCK OPTIONS BE APPROVED.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of April 29, 2002, the ownership of each person known by us to be the beneficial owner of five percent or more of Entrada's common stock, each officer and director individually, and all officers and directors as a group. Entrada has been advised that each person has sole voting and investment power over the shares listed below unless otherwise indicated.

                                               SHARE AMOUNTS AND       PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER          NATURE OF OWNERSHIP      OF CLASS
------------------------------------          -------------------      --------
Terry L. Simpson                                   3,218,205(2)        41.89%(1)
18775 N. 95th Way
Scottsdale, Arizona 85255

Bruce D. Williams                                  1,041,403(3)        13.55%(1)
27990 N. 77th Street
Scottsdale, Arizona 85255

Terry J. Gustafson                                   931,428(4)        12.12%(1)
7363 E. Onyx Court
Scottsdale, Arizona 85258

All Directors and Officers                         5,191,036           67.56%(1)
  as a Group (4 persons)

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(1)  Based on 7,381,676 shares of common stock outstanding at April 29, 2002.
(2)  Includes $17,980 of convertible notes and 24,966 of vested stock options
(3)  Includes $26,818 of convertible notes and 34,993 of vested stock options
(4)  Includes $91,667 of convertible notes and 105,067 of vested stock options

                                   MANAGEMENT

The directors and executive officers of Entrada are:

NAME                    AGE      POSITION
----                    ---      --------
Bruce D. Williams        46      Director, President and Chief Executive Officer

Terry L. Simpson         50      Director and Chief Technical Officer

Terry J. Gustafson       56      VP, Chief Financial Officer, Secretary and
                                   Treasurer

John A. Lewis            31      VP, Chief Product Officer

EXECUTIVE COMPENSATION

The following table reflects all forms of compensation earned by Entrada's Chief Executive Officer for services to Entrada during the fiscal year ended December 31, 2001. No officer of Entrada received salary or bonus in excess of $100,000 during this period.

                           SUMMARY COMPENSATION TABLE

                                                                  LONG TERM
                                                                 COMP AWARDS
                                                              ------------------
                                                                  SECURITIES
NAME/POSITION                    YEAR           SALARY        UNDERLYING OPTIONS
-------------                    ----          -------        ------------------
Bruce D. Williams, CEO           2001          $82,500              40,193

                OPTIONS GRANTED AND EXERCISED IN LAST FISCAL YEAR

     The following table sets forth information with respect to stock options granted to the Chief Executive Officer during 2001, including the potential realizable value over the 10 year term of the options based on assumed rates of stock appreciation of 5% and 10%, compounded annually, over the per share exercise price of the option, which was the per share market price at the time of the grant. These assumed rates of appreciation comply with the rules of the SEC and do not represent Entrada's estimate of future stock price.

                                                                                   REALIZABLE VALUE AT
                                        PERCENTAGE OF                            ASSUMED ANNUAL RATES OF
                           NUMBER OF    TOTAL OPTIONS                           STOCK PRICE APPRECIATION
                           SECURITIES    GRANTED TO                                 FOR OPTION TERM
                           UNDERLYING   EMPLOYEES IN    EXERCISE   EXPIRATION     ---------------------
    NAME/POSITION           OPTIONS      FISCAL YEAR      PRICE       DATE          5%           10%
    -------------           -------      -----------      -----       ----        -------      --------
Bruce D. Williams, CEO       40,193           4%          $1.00      4/30/11      $93,000      $166,000

         AGGREGATED OPTIONS EXERCISED IN 2001 AND YEAR-END OPTION VALUES

     The following table sets forth for the Chief Executive Officer the shares acquired and the value realized on each exercise of stock options during the year ended December 31, 2001 and the number and value of securities underlying unexercised options held by such officer at December 31, 2001.

                                                           NUMBER OF SECURITIES
                                                          UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED IN THE
                                                               OPTIONS AT                    MONEY OPTIONS AT
                             SHARES                         DECEMBER 31, 2001              DECEMBER 31, 2001(2)
                          ACQUIRED ON     VALUE        ----------------------------    ----------------------------
NAME                        EXERCISE    RECEIVED(1)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                        --------    -----------    -----------    -------------    -----------    -------------
Bruce D. Williams, CEO         --           --            40,193           --               --             --

----------
(1) Based on the OTC trading price of the Company's Common Stock on the exercise date, minus the exercise price, multiplied by the number of shares exercised.
(2) Based on the OTC trading price of the Company's Common Stock as of December 31, 2001, minus the exercise price, multiplied by the number of shares underlying the options.

EMPLOYMENT CONTRACTS

We currently have "at will" employment contracts with Messrs. Bruce Williams, Simpson and Gustafson, that provide for nine month's salary continuation in the event of termination of employment under certain conditions, but do not specify compensation amounts.

STOCK OPTION PLAN

The Company's 1999 Equity Incentive Plan reserves 2,100,000 shares of common stock for option and stock grants, and expires September 30, 2009. As of December 31, 2001, the Company had granted options to purchases 1,207,986 shares with generally a four-year vesting period and exercise prices of $.50 to $2.50. At December 31, 2001 457,166 options were exercisable and none had been exercised.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     In accordance with Section 16(a) of the Securities Exchange Act of 1934 and the regulations of the Securities and Exchange Commission ("SEC"), the Company's directors, executive officers and certain other 10% stockholders are required to file reports of ownership and changes in ownership with the SEC and to furnish the Company with copies of all these reports they file.

     Based solely on its review of the copies of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that during fiscal 2001 all filings required under Section 16(a) applicable to its directors, executive officers and 10% stockholders were satisfied.

                            COMPANY STOCK PERFORMANCE

     Our common stock has traded since March 3, 2000 on the OTC Bulletin Board under the symbol "ETSW." At April 29, 2002, there were 234 common stockholders of record (there was a greater number of beneficial owners). Following is the range of the high and low bid information for the year 2001, and the period in which our stock traded in 2000. This information is based on over-the-counter market quotations, which reflect inter-dealer prices, without retail mark-up, markdown or commission and may not represent actual transactions.

           2001
           Quarter                                         Price Range
           -------                                         -----------
           First                                           $2.125-1.50
           Second                                          $1.85-.66
           Third                                           $1.70-.85
           Fourth                                          $1.52-1.05

           2000
           Quarter                                         Price Range
           -------                                         -----------
           First                                           $9.25-2.063
           Second                                          $5.75-2.875
           Third                                           $4.00-2.125
           Fourth                                          $2.687-1.50

                              STOCKHOLDER PROPOSALS

     Stockholders may submit proposals to be considered for stockholder action at the 2002 Annual Meeting of Stockholders and inclusion in the Company's Proxy Statement and proxy card if they do so in accordance with the appropriate regulations of the SEC. For such proposals to be considered for inclusion in the Proxy Statement for the 2002 meeting, the Company must receive proposals no later than January 15, 2003. Such proposals should be directed to Entrada Software Inc., 7825 East Gelding Drive, Scottsdale, Arizona 85260 to the attention of the Secretary. The Company received no proposals for the 2001 Annual Meeting of Stockholders.

                             ADDITIONAL INFORMATION

     A copy of Entrada's Form 10-KSB for the year ended December 31, 2001 is enclosed. The Form 10-KSB is not considered part of this Proxy Statement. Upon written request to the Company, an additional copy of the Form 10-KSB (not including Exhibits) will be provided to anyone to whom this Proxy Statement is delivered. You also may obtain our SEC filings through the Internet at www.sec.gov.


                                        By Order of the Board of Directors,


                                        Terry J. Gustafson
                                        Secretary and Treasurer

May 10, 2002

                            STOCKHOLDER'S PROXY CARD
                       2001 ANNUAL MEETING OF STOCKHOLDERS
                              FRIDAY, JUNE 14, 2002

     The undersigned hereby appoints Bruce D. Williams, Terry L. Simpson and Terry J. Gustafson, and each of them, as proxies to attend the 2001 Annual Meeting of Stockholders of the Company to be held on Friday, June 14, 2002 at 10:00 a.m., local time, in Scottsdale, Arizona and any meeting adjournment, and vote shares of stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth below, and any other matters as may properly come before the meeting.

     This proxy is solicited by the Board of Directors of Entrada Software, Inc. pursuant to a separate notice of annual meeting and proxy statement, receipt of which is hereby acknowledged. This card should be mailed in the enclosed envelope in time to reach the Company by 9:00 a.m., local time, on Friday, June 14, 2002.

1.   ELECTION OF DIRECTORS

     Nominees:

     Bruce D. Williams
     Terry L. Simpson

     [ ]  FOR all nominees as listed (except as marked to the contrary below).

     [ ]  WITHHOLD authority to vote for all nominees.

To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) in the space provided: _______________________________________

2. TO APPROVE AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED PREFERRED SHARES FROM 5 MILLION TO 20 MILLION.

     [ ] FOR                       [ ] AGAINST                  [ ] ABSTAIN

3. TO APPROVE AN AMENDMENT TO THE ENTRADA SOFTWARE, INC. 1999 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER FROM 2.1 MILLION TO 5 MILLION.

     [ ] FOR                       [ ] AGAINST                  [ ] ABSTAIN

IF YOU SIGN AND RETURN THIS CARD WITHOUT MARKING OTHERWISE, THE PROXY CARD WILL BE TREATED AS BEING "FOR" THE DIRECTORS AND PROPOSALS AND ANY OTHER MATTERS AS MAY COME BEFORE THE MEETING.

Dated: __________________________, 2002

Signature(s)___________________________

_______________________________________

PLEASE SIGN HERE EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY CARD. GIVE TITLE IF YOU SIGN AS TRUSTEE, CORPORATE OFFICER, EXECUTOR, ADMINISTRATOR OR GUARDIAN.